UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

Telecomunicaciones de Puerto Rico, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Commission File Number 333-85503

Commonwealth of Puerto Rico (STATE OR OTHER JURISDICTION OF INCORPORATION)	66-0566178 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1515 F.D. Roosevelt Avenue Guaynabo, Puerto Rico (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	00968 (ZIP CODE)

Registrant’s telephone number, including area code 787-792-6052

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 12, 2005, Puerto Rico Telephone Company, Inc. (“PRTC”), a wholly-owned subsidiary of Telecomunicaciones de Puerto Rico, Inc. (“the Company”), announced the appointment of Mr. Héctor Houssay as Vicepresident of Finance and Chief Financial Officer of PRTC and the Company. Mr. Houssay, age 53, will replace Mr. Adail Ortiz, who will be appointed as Vicepresident of Revenue Assurance and Billing of PRTC. Both appointments are scheduled to take effect on August 15, 2005.

Mr. Houssay is currently the Vicepresident of Finance and Chief Financial Officer of Verizon Dominicana since May 2001 and was Director of Corporate Finance and Treasurer of CTI Holdings from October 1998 through May 2001. He graduated from the University of Buenos Aires in Argentina with a Bachelor’s Degree in Business Administration and holds a Master’s Degree in Business Administration from Babson College in Massachussets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telecomunicaciones de Puerto Rico, Inc.
By:	/s/ Adail Ortiz
Adail Ortiz
Chief Financial Officer

Date: July 18, 2005

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